UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 8, 2018

PDL BioPharma, Inc.

(Exact name of Company as specified in its charter)

000-19756
(Commission File Number)

Delaware	94-3023969
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

932 Southwood Boulevard
Incline Village, Nevada 89451
(Address of principal executive offices, with zip code)

(775) 832-8500
(Company’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 8, 2018, the Company held its 2018 Annual Meeting of Stockholders in Incline Village, Nevada. At the annual meeting, the Company’s stockholders: (i) elected each of Jody Lindell, John McLaughlin and Shlomo Yanai to the Company’s Board of Directors for a term of three years, (ii) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for the fiscal year ending December 31, 2018, (iii) approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement and (iv) approved the Amended and Restated 2005 Equity Incentive Plan.

Represented in person or by proxy at the annual meeting were 127,760,040 shares of the Company’s common stock, or 85.04% of the total number of shares outstanding as of the record date. The results of the matters submitted to a stockholder vote at the annual meeting were as follows.

1.    Election of Directors:

Name	For	Withheld	Broker Non-Votes
Jody Lindell	92,261,744	5,588,155	29,910,141
John McLaughlin	92,175,956	5,673,943	29,910,141
Shlomo Yanai	94,947,323	2,902,576	29,910,141

2.	Ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2018:

For	Against	Abstain
126,640,987	779,154	339,899

3.	Approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement:

For	Against	Abstain	Broker Non-Votes
91,079,972	6,451,964	317,963	29,910,141

4.	Approve the Amended and Restated 2005 Equity Incentive Plan of the Company:

For	Against	Abstain	Broker Non-Votes
90,191,887	7,321,799	336,213	29,910,141

Item 8.01 Other Events.

On May 11, 2018, the Company issued a press release announcing the election of Shlomo Yanai to the Company’s Board of Directors. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDL BIOPHARMA, INC.
(Company)

By:	/s/ John P. McLaughlin
John P. McLaughlin
Chief Executive Officer

Dated: June 11, 2018

Exhibit Index

Exhibit No.	Description
99.1	Press Release